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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                  April 2, 2001
                                (Date of Report)

                                  April 2, 2001
                        (Date of earliest event reported)


                            -------------------------

                         Commission File Number 0-26816

                             IDX SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


          Vermont                                        03-0222230
 (State or other jurisdiction of                      (I.R.S. Employer
  incorporation or organization)                      Identification No.)

                               1400 Shelburne Road
                           South Burlington, VT 05403
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (802-862-1022)





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                             Exhibit Index on Page 2

ITEM 5.  OTHER EVENTS

             On April 2, 2001, the Company announced that the Company and WebMD Corporation entered into an agreement regarding their relationship.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         EXHIBIT NO.         DESCRIPTION                              PAGE
         -----------         -----------                              ----

         99                  IDX News Release dated                   4
                             April 2, 2001





































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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IDX SYSTEMS CORPORATION
                                 (Registrant)



Date:  April 2, 2001             By:  /S/ JOHN A. KANE
                                      __________________________________________
                                      John A. Kane
                                      Vice President, Finance and Administration
                                      Chief Financial Officer, and Treasurer

                                                                      EXHIBIT 99
FOR IMMEDIATE RELEASE

IDX Systems Corporation                                        WebMD Corporation
Investors/Media:                                               Investors:
Margo Happer                                                   Risa Fisher
margo_happer@idx.com                                           rfisher@webmd.net
802-864-1758 ext. 6169                                         201-703-3415

                                                               Media:
                                                               Jennifer Meyer
                                                               jmeyer@webmd.net
                                                               646-521-9212

                  IDX and WEBMD ANNOUNCE EXPANDED RELATIONSHIP

              IDX PHYSICIANS WILL BENEFIT FROM INTEGRATED ACCESS TO
                     WEBMD'S TRANSACTION PROCESSING SERVICES

BURLINGTON, VT and ELMWOOD PARK, NJ (April 2, 2001) - IDX Systems Corporation (NASDAQ: IDXC) and WebMD Corporation (NASDAQ: HLTH) announced today that they have entered into an agreement to expand their relationship by making WebMD IDX's provider of electronic claim transactions with commercial payers for physician groups that connect to payers via IDX's eCommerce Services gateway. IDX will also feature to its customers WebMD's full suite of real-time transaction processing services for commercial payers. Under this newly expanded agreement, IDX and WebMD will work together to accomplish their goal of more than doubling the number of electronic transactions currently being generated by the IDX physician user base over the next several years. Although pricing specifics were not announced today, the companies announced that incentives have been built into the contract to accomplish this goal.

Richard E. Tarrant, CEO of IDX, said, "We are pleased to expand our relationship with WebMD in order to bring WebMD's electronic healthcare processing solutions to the IDX customer base of 120,000 physicians. By integrating WebMD's solutions with our eCommerce Services, IDX users will greatly benefit from WebMD's extensive payer connectivity."

The 120,000 physicians served by IDX practice management systems will have access through IDX's eCommerce Services to WebMD's suite of transaction processing services including claims, claims status, eligibility, electronic remittance advice, referrals and encounters. WebMD currently works with approximately 1,000 healthcare payers across the United States and this full range of connectivity will be made available to IDX's 2,600 client sites.

Martin J. Wygod, Chairman and CEO of WebMD, said, "Continuing and expanding our relationship with IDX is an important step toward WebMD achieving its goal of vastly increasing the volume of electronic healthcare transaction processing and substantially bringing down administrative costs for payers across the country. Working closely with industry leaders such as IDX demonstrates our ability to eliminate the administrative burden for physicians and their office staffs in order to reduce healthcare costs and improve the quality of patient care."






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

ABOUT IDX
Founded in 1969, IDX Systems Corporation uses information technology to maximize value in the delivery of healthcare, improve the quality of patient service, enhance medical outcomes, and reduce the costs of care. IDX supports these objectives with a broad range of complementary, functionally rich, and highly integrated products installed at 2,600 client sites. Clients span the full care continuum including academic hospitals and medical centers, integrated delivery networks, and physician group practices in North America and the United Kingdom. Customers include 120,000 physicians who utilize practice management systems to improve patient care and other workflow processes. The IDX Web Strategy includes browser technology, e-commerce and web-based tools -- built using Internet architecture -- that facilitates access for patients, physicians and care providers to vital health information and data managed by the IDX clinical, administrative, financial, and managed care products. EDiX Corporation, an IDX subsidiary, offers medical transcription and clinical documentation services to physicians groups and hospital customers.

ABOUT WEBMD
WebMD provides connectivity and a full suite of services to the healthcare industry that improve administrative efficiencies and clinical effectiveness enabling high-quality patient care. The Company's products and services facilitate information exchange, communication and transactions between the consumer, physician and healthcare institutions.

                                       ###

ALL STATEMENTS CONTAINED IN THIS PRESS RELEASE, OTHER THAN STATEMENTS OF HISTORICAL FACT, ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON WEBMD'S CURRENT PLANS AND EXPECTATIONS AND INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL FUTURE EVENTS OR RESULTS TO BE DIFFERENT FROM THOSE DESCRIBED IN OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE THOSE RELATING TO: THE AMOUNT AND TIMING OF THE BENEFITS EXPECTED FROM THE RESTRUCTURING OF THE STRATEGIC RELATIONSHIP BETWEEN IDX AND WEBMD; MARKET ACCEPTANCE OF WEBMD'S PRODUCTS AND SERVICES; OPERATIONAL DIFFICULTIES RELATING TO COMBINING ACQUIRED COMPANIES AND BUSINESSES; THE PROFIT POTENTIAL OF WEBMD'S STRATEGIC RELATIONSHIPS AND CUSTOMER CONTRACTS; ECONOMIC CONDITIONS AND REGULATORY MATTERS AFFECTING THE INTERNET AND HEALTHCARE INDUSTRIES; AND THE ABILITY OF WEBMD TO ATTRACT AND RETAIN QUALIFIED PERSONNEL. FURTHER INFORMATION ABOUT THESE MATTERS CAN BE FOUND IN WEBMD'S SECURITIES AND EXCHANGE COMMISSION FILINGS. WEBMD EXPRESSLY DISCLAIMS ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS PERTAINING TO IDX THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. AMONG THE IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS ARE UNCERTAINTIES REGARDING THE EXPECTED FUTURE BENEFITS OF IDX'S RELATIONSHIP WITH WEBMD, POSSIBLE DEFERRAL, DELAY OR CANCELLATION BY CUSTOMERS OF COMPUTER SYSTEM PURCHASE DECISIONS, POSSIBLE DELAY OF SYSTEMS INSTALLATIONS, DEVELOPMENT BY COMPETITORS OF NEW OR SUPERIOR TECHNOLOGIES, CHANGING ECONOMIC, POLITICAL AND REGULATORY INFLUENCES ON THE HEALTHCARE AND INTERNET INDUSTRIES, CHANGES IN PRODUCT PRICING POLICIES, GENERAL ECONOMIC CONDITIONS AND REGULATORY DEVELOPMENTS IN THE HEALTHCARE INDUSTRY, AND FACTORS DETAILED FROM TIME TO TIME IN THE IDX'S PERIODIC REPORTS AND REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IMPORTANT FACTORS ARE INCORPORATED HEREIN BY REFERENCE. IDX UNDERTAKES NO OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT CHANGED ASSUMPTIONS, THE OCCURRENCE OF UNANTICIPATED EVENTS, OR CHANGES IN FUTURE OPERATING RESULTS, FINANCIAL CONDITION OR BUSINESS OVER TIME.










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